UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[]       Preliminary Proxy Statement

[   ]    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)2)
[  X ]   Definitive Proxy Statement
[   ]    Definitive Additional Materials
[   ]    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12



                           JNL Investors Series Trust
    ------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                           JNL Investors Series Trust
    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

     ---------------------------------------------------------------

2)   Aggregate number of securities to which transaction applies:

     ---------------------------------------------------------------

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

     ---------------------------------------------------------------

4)   Proposed maximum aggregate value of transaction:

     ---------------------------------------------------------------

5)   Total fee paid:

     ---------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously Paid:

     ---------------------------------------------------------------

2)   Form, Schedule or Registration Statement No.:

     ---------------------------------------------------------------

3)   Filing Party:

     ---------------------------------------------------------------

4)   Date Filed:

     ---------------------------------------------------------------

                           JNL INVESTORS SERIES TRUST


JNL Money Market Fund






                                 1 Corporate Way
                             Lansing, Michigan 48951

                 NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD DECEMBER 1, 2006

     NOTICE IS HEREBY GIVEN that a Special Joint Meeting (the "Meeting") of shareholders ("Shareholders") of JNL Investors Series Trust, a Massachusetts business trust ("Trust"), will be held at the offices of Jackson National Life Insurance Company, 1 Corporate Way, Lansing, Michigan 48951 on December 1, 2006 at 10:00 a.m., local time, to consider and act upon the following proposals and to transact such other business as may properly come before the Meeting or any adjournments thereof:

1. ALL SHAREHOLDERS OF THE FUND, VOTING TOGETHER: To vote on the election of Independent Trustees of the Trust.

2. ALL SHAREHOLDERS OF THE FUND, VOTING TOGETHER: To vote on the election of an Interested Trustee to replace an existing Interested Trustee of the Trust.

3. To transact such other business as may properly come before the Meeting or any adjournment thereof.


THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR ELECTION OF THE NOMINATED TRUSTEES. THE ISSUING INSURERS HAVE FIXED THE CLOSE OF BUSINESS ON NOVEMBER 22, 2006 AS THE LAST DAY ON WHICH VOTING INSTRUCTIONS WILL BE ACCEPTED.


The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on October 2, 2006, the record date for this Meeting, shall be entitled to notice of, and to vote at, the Meeting or any adjournments thereof.

If the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at a Meeting with respect to the Fund, the persons named as proxies may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies with respect to that Proposal. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of the concerned Fund present in person or by proxy at a Meeting. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote AGAINST any such adjournment those proxies to be voted against that Proposal.


                             YOUR VOTE IS IMPORTANT.
              PLEASE RETURN YOUR VOTING INSTRUCTIONS CARD PROMPTLY.



                                    By Order of the Board of Trustees,


October 20, 2006                    /s/ Susan S. Rhee
Lansing, Michigan                   Susan S. Rhee

                                    Secretary

JNL INVESTORS SERIES TRUST:  JNL Money Market Fund



1 Corporate Way
Lansing, Michigan 48951

                                 PROXY STATEMENT
                      JOINT SPECIAL MEETING OF SHAREHOLDERS

                                December 1, 2006


This proxy statement is furnished in connection with the solicitation by and on behalf of the Board of Trustees (the "Trustees" or "Board") of JNL Investors Series Trust, a Massachusetts business trust ("Trust"), of proxies to be voted at a Joint Special Meeting (the "Meeting") of shareholders of the 1 Fund of the Trust listed above (the "Fund"), to be held on December 1, 2006, at 10:00 a.m. local time, in the offices of Jackson National Life Insurance Company
("Jackson"), 1 Corporate Way, Lansing, Michigan 48951, and any adjournment thereof, for the purposes set forth in the accompanying Notice of Joint Special Meeting of Shareholders (the "Notice").


The Notice, this Proxy Statement, and the accompanying voting instructions card were first mailed on or about October 20, 2006.

                             ADDITIONAL INFORMATION

Additional information regarding the Trust and the Fund can be found in the Trust's most recent annual and semi-annual reports to shareholders.

THE TRUST'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS, WHICH INCLUDE AUDITED FINANCIAL STATEMENTS OF THE TRUST AS OF OCTOBER 31, 2006 AND APRIL 30, 2006 (unaudited), MAY BE OBTAINED WITHOUT CHARGE BY CALLING (800) 392-2909 OR WRITING TO JNL INVESTORS SERIES TRUST SERVICE CENTER, 225 W. WACKER DRIVE, SUITE 1200, CHICAGO, IL 60606.

                               VOTING INSTRUCTIONS

QUORUM AND VOTING

The Agreement and Declaration of Trust for JNL Investors Series Trust, dated July 28, 2000 (the "Declaration of Trust"), provides that 40% of the shares entitled to vote shall be a quorum for the transaction of business at a shareholders' meeting, and that 40% percent of the aggregate number of shares in any Fund that are entitled to vote shall be necessary to constitute a quorum for the transaction of business by that Fund at a shareholders meeting.

The Declaration of Trust further provides that shares may be voted in person or by proxy. A proxy with respect to shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to the exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a shareholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving its invalidity shall rest on the challenger. At all meetings of Shareholders, unless inspectors of election have been appointed, all questions relating to the qualification of voters and the validity of proxies and the acceptance or rejection of votes shall be decided by the chairman of the meeting. A proxy shall be revocable at any time prior to its exercise by a written notice addressed to and received by the Secretary of the Trust. Unless otherwise specified in the proxy, the proxy shall apply to all shares of the Fund owned by the shareholder.

Shareholders may use the enclosed voting instructions form as a ballot to give their voting instructions for those shares as of the Record Date. When a shareholder completes the voting instructions form and sends it to the Trust, the votes will be tabulated based on the shareholder's instructions. If a shareholder merely signs and returns the form, the Trust will vote those shares in favor of the proposal. If the shareholder does not return the form, those shares will not be voted. The Fund has fixed the close of business on November 22, 2006 as the last day on which voting instructions will be accepted.

REQUIRED VOTE

The Declaration of Trust provides that generally, a simple majority of the votes cast is sufficient to take or authorize action upon any matter which may be presented for a shareholder vote, and a plurality of the votes is sufficient to elect a Trustee, unless more than a simple majority is required by law or the Declaration of Trust. Where a vote of the "majority of the outstanding voting securities" of the Fund is required to approve a Proposal, it shall mean the lesser of (i) 67% or more of the shares of the Fund entitled to vote thereon present in person or by proxy at the Meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or
(ii) more than 50% of the outstanding shares of the Fund. The approval of a Proposal depends upon whether a sufficient number of votes are cast for the Proposal. Accordingly, an instruction to abstain from voting on any proposal has the same practical effect as an instruction to vote against the proposal. The required vote to approve each Proposal is set forth in the discussion of that Proposal.

ADJOURNMENTS

Any authorized voting instructions will be valid for any adjournment of the Meeting. If the management of the Trust receives an insufficient number of votes to approve the proposals, the Meeting may be adjourned to permit the solicitation of additional votes. Those persons named as proxies in the voting instructions have the discretion to vote for any such adjournment. The approval of the proposal depends upon whether a sufficient number of votes is cast for the proposal. Accordingly, an instruction to abstain from voting on any proposal has the same practical effect as an instruction to vote against the proposal.

REVOCATION OF VOTING INSTRUCTIONS


Any person giving voting instructions may revoke them at any time prior to exercising them by submitting to the Secretary of the Trust a superseding voting instruction form or written notice of revocation. Voting instructions can be revoked until the Meeting date. Only the shareholder executing the voting instructions can revoke them. The issuing insurers will vote the shares of the Fund in accordance with all properly executed and unrevoked voting instructions.

                              SUMMARY OF PROPOSALS

The following Table identifies the Fund entitled to vote on each proposal:

---------------------------------------------------------- ---------------------------------------------------------
                        PROPOSAL                                            FUNDS ENTITLED TO VOTE
---------------------------------------------------------- ---------------------------------------------------------
---------------------------------------------------------- ---------------------------------------------------------
1. To vote on the election of eight Independent                        JNL Money Market Fund Trustees
to the Board of Trustees.
---------------------------------------------------------- ---------------------------------------------------------
---------------------------------------------------------- ---------------------------------------------------------
2. To vote on the election of one Interested                           JNL Money Market Fund Trustee to
replace an existing Interested Trustee.
---------------------------------------------------------- ---------------------------------------------------------

PROPOSAL 1:  ELECTION OF INDEPENDENT TRUSTEES

At a Board Meeting held on June 14, 2006, the Board of Trustees ("Board") of the Trust determined that it would be in the best interest of the Trust and its shareholders to add four additional independent Trustees to the existing Board which currently has five independent Trustees. Information on the Trustees is provided below. Additionally, at a Board Meeting on August 30, 2006, the Board determined that it would be in the best interest of the Trust and its shareholders to nominate the current independent Trustees for re-election. However, Joseph Frauenheim, one of the current independent Trustees, has indicated that he will resign his position as "Independent Trustee" effective January 1, 2007.

REQUIRED VOTE


An affirmative vote of a majority of the shares, present in person or represented by proxy at the Meeting is required to elect the nominees. It is the intention of the persons named in the enclosed proxy to vote the shares represented by them for the election of the nominees listed below unless the proxy is marked otherwise.


SELECTION OF TRUSTEE NOMINEES

As outlined in the Trust's Statement of Additional Information, the Board is responsible for considering trustee nominees at such times as it considers electing new trustees to the Board. The Board may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Board may engage from time to time and will also consider shareholder recommendations. The Board has not established specific, minimum qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Board considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act of 1940; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Board also considers whether the individual's background, skills, and experience will compliment the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Board evaluates nominees for trustee based on whether the nominee is recommended by a shareholder.

A shareholder who wishes to recommend a trustee nominee should submit his or her recommendation in writing to the Chair of the Board, Dominic D'Annunzio, P.O. Box 30902, Lansing, Michigan 48909-8402. At a minimum, the recommendation should include:

     o the name, address, date of birth and business, educational, and/or other pertinent background of the person being recommended;

     o a statement concerning whether the person is an "interested person" as defined in the Investment Company Act of 1940;

     o any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and

     o the name and address of the person submitting the recommendation, together with an affirmation of the person's investment, via insurance products, in the Fund and the period for which the shares have been held.

The recommendation could also include any additional information which the person submitting it believes would assist the Board in evaluating the recommendation.

Shareholders should note that a person who owns securities issued by Prudential plc (the parent company of the Fund's investment adviser and distributor) would be deemed an "interested person" under the Investment Company Act of 1940. In addition, certain other relationships with Prudential PLC or its subsidiaries, with registered broker-dealers, or with the Fund's outside legal counsel may cause a person to be deemed an "interested person."

Before the Board decides to nominate any individual as a trustee, Board members customarily interview the individual in person. In addition, the individual is asked to complete a detailed questionnaire which is designed to elicit information that must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.

STRUCTURE OF THE BOARD


Currently, the Board of Trustees for the Trust consists of six members. Five of the current Trustees are "Independent Trustees", i.e., they are not "interested persons" of the Trust as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). One of the Trustees is an "interested persons" because of his position with Jackson and its affiliates.


Under the proposed structure, the Board will consist of nine members, one of whom would be an "interested person" and eight of whom would be Independent Trustees. The interested member (Mr. Fritts) currently is a Trustee and an Officer of the Trust. Effective January 1, 2007, Mr. Fritts will resign from the Board. Each of the current Independent Trustees (Messrs. Bouchard, D'Annunzio, Frauenheim, and McLellan and Mrs. Engler) currently serves as either a Manager or Trustee of other entities advised by Jackson National Asset Management, LLC ("JNAM"), a wholly-owned subsidiary of Jackson (hereinafter are referred to collectively as the "JNL Family of Funds"). To implement this proposal with respect to the Trust, four of the five current Trustees are being nominated for re-election; in addition it is proposed to add four new Independent Trustees to the Board of Trustees. The new Board will have an identical composition for the JNL Family of Funds.

Shareholders of the Trust can communicate directly with the Board of Trustees by writing to the Chair of the Board, Dominic D'Annunzio, P.O. Box 30902, Lansing, MI 48909-8402. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at P.O. Box 30902, Lansing, MI 48909-8402. Such communications to the Board or individual Trustees are not screened before being delivered to the addressee.

Accordingly, at the June 14, 2006 Board meeting, the Board of Trustees of the Trust voted to nominate William J. Crowley, Jr., James Henry, William R. Rybak and Patricia A. Woodworth as Independent Trustees. None of the new nominees currently are Trustees of the Trust. Each of the nominees was recommended by a Trustee. Accordingly, the Board believes that with the experience of the current Trustees, as well as the qualifications of the nominees, all nominees are qualified to contribute to the Board.

If the above Independent Trustee Nominees are approved by shareholders of the Fund, they would begin service on or about January 1, 2007.

Also, at the August 30, 2006 Board meeting, the Board approved resolutions calling for this Special Meeting of shareholders for the purpose, among other things, of electing the nominees.

A shareholder using the enclosed voting instruction form may authorize the proxies to vote for all or any of the nominees or may withhold from the proxies authority to vote for all or any of the nominees. Each of the nominees has consented to his or her nomination and has agreed to serve if elected. If, for any reason, any nominee should not be available for election or be able to serve as a Trustee, the proxies will exercise their voting power in favor of such substitute nominee, if any, as the Board may designate. The Trust has no reason to believe that it will be necessary to designate a substitute nominee. In the event a vacancy occurs on the Board by reason of death, resignation or a reason other than removal by the shareholders, the remaining Trustees shall appoint a person to fill the vacancy for the entire unexpired term.

The following tables list the nominees, Trustees and officers of the Trust, and provide their present positions and principal occupations during the past five years. The following tables also list the number of portfolios overseen by the each Trustee and other directorships of public companies or other registered investment companies held by them.

For purposes of these tables, the term "Fund Complex" includes each of the following investment companies: JNL Series Trust (49 portfolios), JNL Investors Series Trust (1 portfolio), JNL Variable Fund LLC (18 portfolios), and JNLNY Variable Fund I LLC (7 portfolios). Each current Trustee is also a Manager or Trustee of other funds in the Fund Complex and each officer of the Trust is also an officer of other funds in the Fund Complex.


INDEPENDENT TRUSTEE NOMINEES (SEE PROPOSAL NO. 1)

------------------------------ ----------------- ------------ ----------------------- --------------------- ---------------------
NAME, ADDRESS AND AGE           POSITION(S)       TERM OF          PRINCIPAL            NUMBER OF              OTHER
                                HELD              OFFICE AND       OCCUPATIONS(S)       PORTFOLIOS IN FUND     DIRECTORSHIPS
                                WITH              LENGTH OF        DURING               COMPLEX TO BE          HELD BY NOMINEE
                                COMPANIES         TIME SERVED      PAST 5 YEARS         OVERSEEN BY NOMINEE    FOR TRUSTEE
------------------------------ ----------------- ------------ ----------------------- --------------------- ---------------------
------------------------------ ----------------- ------------ ----------------------- --------------------- ---------------------
Michael Bouchard (50) 1, (3)   Trustee (2)       12/03 to     Sheriff, Oakland                 75           None
1 Corporate Way                                  present      County, Michigan
Lansing, MI 48951                                             (1/99 to present);
                                                              Senator - State of
                                                              Michigan (1991 to
                                                              1999); Chairman -
                                                              Financial Services
                                                              Committee (1/95 to
                                                              1/99)
------------------------------ ----------------- ------------ ----------------------- --------------------- ---------------------
------------------------------ ----------------- ------------ ----------------------- --------------------- ---------------------
William J. Crowley, Jr. (60)   Independent       Not          Managing Partner                 75           Director of
1 Corporate Way                Trustee Nominee   Applicable   (Baltimore Office) -                          Foundation Coal
Lansing, MI 48951                                             Arthur Andersen LLP                           Holdings, Inc.
                                                              (2001 to 2002); Board
                                                              Member of various                             Director of Bio
                                                              corporate boards                              Veris Corporation
                                                              (2002 to present)
                                                                                                            Director of
                                                                                                            Provident
                                                                                                            Bankshares
                                                                                                            Corporation

------------------------------ ----------------- ------------ ----------------------- --------------------- ---------------------
------------------------------ ----------------- ------------ ----------------------- --------------------- ---------------------
Dominic D'Annunzio (68) (3)    Chairman of the   2/04 to      Acting Commissioner              75           None
1 Corporate Way                Board (2)         present      of Insurance for the
Lansing, MI 48951                                             State of Michigan
                               Trustee (2)       2/02 to      (1/90 to 5/90) (8/97
                                                 present      to 5/98)
------------------------------ ----------------- ------------ ----------------------- --------------------- ---------------------
------------------------------ ----------------- ------------ ----------------------- --------------------- ---------------------
Michelle Engler (48) (3)       Trustee (2)       12/03 to     Attorney (1983 to                75           Director of
1 Corporate Way                                  present      present);                                     Federal Home
Lansing, MI 48951                                             First Lady of the                             Loan Mortgage
                                                              State of Michigan                             Corporation
                                                              (1990 to 2002);
                                                              Michigan Community
                                                              Service Commission
                                                              Chair (1991 to 2000)
------------------------------ ----------------- ------------ ----------------------- --------------------- ---------------------
------------------------------ ----------------- ------------ ----------------------- --------------------- ---------------------
James Henry (67)               Independent       Not          Dean Emeritus and                75           None
1 Corporate Way                Trustee Nominee   Applicable   Professor of Finance,
Lansing, MI 48951                                             Eli Broad College of
                                                              Business and Graduate
                                                              School of Management
                                                              (2001 to present)

------------------------------ ----------------- ------------ ----------------------- --------------------- ---------------------
------------------------------ ----------------- ------------ ----------------------- --------------------- ---------------------
Richard McLellan (63) (3)      Trustee (2)       12/94 to     Member, Dykema                   75           None
1 Corporate Way                                  present      Gossett PLLC (Law
Lansing, MI 48951                                             Firm)
------------------------------ ----------------- ------------ ----------------------- --------------------- ---------------------
------------------------------ ----------------- ------------ ----------------------- --------------------- ---------------------
William R. Rybak (55)          Independent       Not          Executive Vice                   75           Chairman of the
1 Corporate Way                Trustee Nominee   Applicable   President and Chief                           Board of
Lansing, MI 48951                                             Financial Officer,                            Trustees of
                                                              Van Kampen                                    Lewis
                                                              Investments Inc.                              University.
                                                              (1986-2000); Board                            Member of the
                                                              Member of various                             Board since 1982
                                                              corporate boards                              Member of the
                                                              (2002 to present)                             Board of
                                                                                                            Directors of
                                                                                                            Howe Barnes
                                                                                                            Investments,
                                                                                                            Inc. since 2001
                                                                                                            Member of the
                                                                                                            Boards of each
                                                                                                            of the Calamos
                                                                                                            Mutual Funds
                                                                                                            since 2002
                                                                                                            Member of the
                                                                                                            Board of
                                                                                                            Directors of The
                                                                                                            PrivateBancorp
                                                                                                            since 2003
                                                                                                            Chairman of the
                                                                                                            Board of
                                                                                                            Trustees of St.
                                                                                                            Coletta's of
                                                                                                            Illinois.
                                                                                                            Member of the
                                                                                                            Board since 2000
------------------------------ ----------------- ------------ ----------------------- --------------------- ---------------------
------------------------------ ----------------- ------------ ----------------------- --------------------- ---------------------
Patricia A. Woodworth (51)     Independent       Not          Executive Vice                   75           None
1 Corporate Way                Trustee Nominee   Applicable   President for Finance
Lansing, MI 48951                                             and Administration,
                                                              Chief Financial
                                                              Officer, Art
                                                              Institute of Chicago
                                                              (2002 to present);
                                                              Executive Vice
                                                              President and Chief
                                                              Financial Officer,
                                                              The University of
                                                              Chicago (1998 to 2002)

------------------------------ ----------------- ------------ ----------------------- --------------------- ---------------------

(1) Michael Bouchard is currently running for the U.S. Senate. The election is being held on November 7, 2006. If Mr. Bouchard is elected he will resign from the Board immediately.
(2) The Chairman of the Board, interested and disinterested Trustees are elected to serve for an indefinite term.
(3) Incumbent Trustee

INTERESTED TRUSTEE NOMINEE (SEE PROPOSAL NO. 2)

---------------------------- -------------- -------------- --------------------------- --------------------- ----------------
NAME, ADDRESS AND AGE        POSITION(S)    TERM OF        PRINCIPAL                   NUMBER OF              OTHER
                             HELD           OFFICE AND     OCCUPATIONS(S)              PORTFOLIOS IN FUND     DIRECTORSHIPS
                             WITH           LENGTH OF      DURING                      COMPLEX TO BE          HELD BY NOMINEE
                             COMPANIES      TIME SERVED    PAST 5 YEARS                OVERSEEN BY NOMINEE    FOR TRUSTEE
---------------------------- -------------- -------------- --------------------------- --------------------- ----------------
---------------------------- -------------- -------------- --------------------------- --------------------- ----------------
Mark D. Nerud (40)*          Vice           8/97 to        Chief Financial Officer     Not Applicable         Not Applicable
1 Corporate Way              President      present        of the Adviser (11/00 to
Lansing, MI 48951                                          present) and Managing
                             Treasurer      12/02 to       Board Member of the
                             and Chief      present        Adviser (11/00 to 11/03);
                             Financial                     Vice President,
                             Officer                       Treasurer, Chief
                                                           Financial Officer of
                                                           other Investment
                                                           Companies advised by the
                                                           Adviser; Vice President -
                                                           Fund Accounting &
                                                           Administration of Jackson
                                                           National Life Insurance
                                                           Company (1/00 to present)
---------------------------- -------------- -------------- --------------------------- --------------- ----------------

* Mr. Nerud is an "interested person" of the Trust due to his positions with Jackson National Life Insurance Company(R), which is the parent company of the Adviser and Distributor.

CURRENT INTERESTED TRUSTEE

---------------------------- -------------- -------------------- ------------------------ --------------------- ----------------
NAME, ADDRESS AND AGE        POSITION(S)       TERM OF          PRINCIPAL                 NUMBER OF              OTHER
                             HELD              OFFICE AND       OCCUPATIONS(S)            PORTFOLIOS IN FUND     DIRECTORSHIPS
                             WITH              LENGTH OF        DURING                    COMPLEX                HELD BY
                             COMPANIES         TIME SERVED      PAST 5 YEARS              OVERSEEN BY TRUSTEE    TRUSTEE
---------------------------- -------------- -------------------- ------------------------ ---------------------- ----------------
---------------------------- -------------- -------------------- ------------------------ ---------------------- ----------------
Robert A. Fritts * (57)      Trustee        8/97 to              Senior Vice President          75                None
1 Corporate Way                             present              (9/03 to present) and
Lansing, MI 48951                                                Controller of Jackson
                             President      12/02 to             National Life
                             and Chief      present              Insurance Company
                             Executive                           (9/82 to present);
                             Officer                             Vice President and
                                                                 Controller of
                                                                 Jackson
                                                                 National Life
                                                                 Insurance
                                                                 Company (8/82
                                                                 to 8/03);
                                                                 Trustee or
                                                                 Manager, and
                                                                 (since 12/02)
                                                                 President and
                                                                 Chief Executive
                                                                 Officer, of
                                                                 each other
                                                                 investment
                                                                 company in the
                                                                 Fund Complex.
---------------------------- -------------- -------------------- ------------------------ --------------- ----------------

* Mr. Fritts is an "interested person" of the Trust due to his position with Jackson National Life Insurance Company(R), which is the parent company of the Adviser and Distributor. Mr. Fritts is not seeking re-election and will resign effective January 1, 2007.

CURRENT OFFICERS

---------------------------- -------------- -------------------- ------------------------ --------------------- ----------------
NAME, ADDRESS AND AGE        POSITION(S)       TERM OF          PRINCIPAL                   NUMBER OF              OTHER
                             HELD              OFFICE AND       OCCUPATIONS(S)              PORTFOLIOS IN FUND     DIRECTORSHIPS
                             WITH              LENGTH OF        DURING                      COMPLEX                HELD BY
                             COMPANIES         TIME SERVED      PAST 5 YEARS                OVERSEEN BY NOMINEE    TRUSTEE
---------------------------- -------------- -------------------- ------------------------ ---------------------- ----------------
---------------------------- -------------- -------------------- ------------------------ ---------------------- ----------------
Mark D. Nerud (40)           Vice               8/97 to          Chief Financial Officer    Not Applicable         Not Applicable
1 Corporate Way              President          present          of the Adviser (11/00 to
Lansing, MI 48951                                                present) and Managing
                             Treasurer          12/02 to         Board Member of the
                             and Chief          present          Adviser (11/00 to 11/03);
                             Financial                           Vice President,
                             Officer                             Treasurer, Chief
                                                                 Financial Officer of
                                                                 other Investment
                                                                 Companies advised by the
                                                                 Adviser; Vice President -
                                                                 Fund Accounting &
                                                                 Administration of Jackson
                                                                 National Life Insurance
                                                                 Company (1/00 to present)
------------------------------ -------------- ----------------- --------------------------- --------------- ----------------
------------------------------ -------------- ----------------- --------------------------- --------------- ----------------
Susan S. Rhee (34)             Vice           2/04 to            Secretary of the Adviser    Not Applicable  Not Applicable
1 Corporate Way                President,     present            (11/00 to present);
Lansing, MI 48951              Counsel and                       Assistant Vice President
                               Secretary                         of Jackson National Life
                                                                 Insurance Company (8/03
                                                                 to present); Associate
                                                                 General Counsel of
                                                                 Jackson National Life
                                                                 Insurance Company (7/01
                                                                 to present); Senior
                                                                 Attorney of Jackson
                                                                 National Life Insurance
                                                                 Company (1/00 to 7/01)
------------------------------ -------------- ----------------- --------------------------- --------------- ----------------
------------------------------ -------------- ----------------- --------------------------- --------------- ----------------
Steven J. Fredricks (36)       Chief          1/05 to present    Attorney of Jackson         Not Applicable  Not Applicable
1 Corporate Way                Compliance                        National Life Insurance
Lansing, MI 48951              Officer                           Company (2/02 to 1/05);
                                                                 Contract Attorney,
                                                                 Godfrey & Kahn, S.C.
                                                                 (2001 - 2002); Assistant
                                                                 General Counsel, Aid
                                                                 Association for Lutherans
                                                                 (1997 to 2001)
------------------------------ -------------- ----------------- --------------------------- --------------- ----------------
------------------------------ -------------- ----------------- --------------------------- --------------- ----------------
Daniel W. Koors (36)           Assistant      9/06 to present    Assistant Vice President    Not Applicable  Not Applicable
1 Corporate Way                Treasurer                         of Jackson National Life
Lansing, MI 48951                                                Insurance Company (9/06
                                                                 to present);
                                                                 Partner of
                                                                 Deloitte &
                                                                 Touche LLP (2003
                                                                 to June 2006);
                                                                 Senior Manager
                                                                 of Deloitte &
                                                                 Touche LLP (2000
                                                                 to 2003)
------------------------------ -------------- ----------------- --------------------------- --------------- ----------------

The officers of the Trust serve for one year or until their respective successors are chosen. The Trust's officers currently receive no compensation from the Trust, but are also officers of JNAM and certain of its affiliates and receive compensation in such capacities.

MEETINGS OF THE BOARD OF TRUSTEES

During 2005, the Board of Trustees held four meetings. None of the incumbent Trustees who were Trustees in 2005 attended fewer than 75 percent of the aggregate number of meetings of the Board or of board committees of which that Trustee was a member.

COMMITTEES OF THE BOARD OF TRUSTEES

According to the Amended and Restated By-laws of the Trust, the establishment of committees is determined by the Board of Trustees. The Board may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of two or more of the Trustees. Each committee is required to keep regular minutes of its meetings and report the same to the Board when required

The Board of Trustees has established two committees, the Audit Committee and the Pricing Committee. However, the Board has not established a nominating committee. The Board of Trustees is responsible for considering trustee nominees at such times as it considers electing new trustees to the Board. In addition, the Board of Trustees formalized the procedures by which shareholders may recommend nominees to the Board of Trustees. The procedures provide an address to which shareholder nominees may be submitted. Therefore, although the Board of Trustees has not established a formal nominating committee, the Board of Trustees carries out all of the functions of a nominating committee and has established procedures for the selection of new Trustees and for the submission of shareholder nominees.

The Audit Committee assists the Board of Trustees in fulfilling its oversight responsibilities by providing oversight with respect to the preparation and review of the financial reports and other financial information provided by the Trust to the public or government agencies. The Audit Committee has adopted a written charter, a copy of which is attached as Appendix A. The Audit Committee is responsible for the selection, subject to ratification by the Board, of the Trust's independent auditor, and for the approval of the auditor's fee, including the review and evaluation of all matters and relationships pertaining to the Trust's independent registered public accounting firms, including their independence. The Audit Committee also reviews the Trust's internal controls regarding finance, accounting, legal compliance and the Trust's auditing, accounting and financial processes generally. The Audit Committee's oversight is discharged by regularly meeting with management and the Trust's independent registered public accounting firm and keeping current on industry developments. The Audit Committee also serves as the Trust's "Qualified Legal Compliance
Committee", for the confidential receipt, retention, and consideration of reports of evidence of material violations under rules of the Securities and Exchange Commission ("SEC"). Messrs. Frauenheim, McLellan, Bouchard, D'Annunzio and Mrs. Engler are members of the Audit Committee. Mr. Frauenheim serves as Chair of the Audit Committee. The Audit Committee had 4 meetings in the last fiscal year.

The Pricing Committee oversees the valuation of portfolio securities when there are missing prices, other circumstances requiring determination of fair value of portfolio securities, or pricing errors. Messrs. Nerud, Fritts and Fredricks (non-voting member) are members of the Pricing Committee. Actions of the Pricing Committee in determining the fair value of portfolio securities are subject to subsequent ratification by the Board. The Pricing Committee had 12 meetings in the last fiscal year.

CERTAIN POSITIONS OF DISINTERESTED TRUSTEES AND THEIR FAMILY MEMBERS

None of the disinterested Trustees, nor any member of a disinterested Trustee's immediate family, held any position (other than the disinterested Trustee's position as such with the Trust) including as officer, employee, director or general partner during the two most recently completed calendar years with: (i) any Fund; (ii) an investment company, or a person that would be an investment company but for the exclusion provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as any Fund or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with an investment adviser or principal underwriter of any Fund; (iii) an investment adviser, principal underwriter or affiliated person of any Fund; or (iv) any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of any Fund.

TRUSTEES' AND TRUSTEE NOMINEES' OWNERSHIP OF SHARES IN THE FUND OF THE TRUST

As of December 31, 2005, the Trustees and Trustee nominees beneficially owned the following interests in shares of the Funds:

----------------------------- ------------------------------------------------- ------------------------------------

                                                                                AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                SECURITIES IN ALL REGISTERED
                                                                                INVESTMENT COMPANIES OVERSEEN BY
                                                                                THE TRUSTEE IN THE FAMILY OF
                              DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND     INVESTMENT COMPANIES
TRUSTEE
----------------------------- ------------------------------------------------- ------------------------------------
----------------------------- ------------------------------------------------- ------------------------------------

Robert A. Fritts              None                                              Over $100,000

----------------------------- ------------------------------------------------- ------------------------------------
----------------------------- ------------------------------------------------- ------------------------------------

Mark D. Nerud                 None                                              Over $100,000

----------------------------- ------------------------------------------------- ------------------------------------
----------------------------- ------------------------------------------------- ------------------------------------
Michael Bouchard              None                                              None
----------------------------- ------------------------------------------------- ------------------------------------
----------------------------- ------------------------------------------------- ------------------------------------
Michelle Engler               None                                              None
----------------------------- ------------------------------------------------- ------------------------------------
----------------------------- ------------------------------------------------- ------------------------------------
Joseph Frauenheim             None                                              None
----------------------------- ------------------------------------------------- ------------------------------------
----------------------------- ------------------------------------------------- ------------------------------------

Richard McLellan *            None                                              Over $100,000

----------------------------- ------------------------------------------------- ------------------------------------
----------------------------- ------------------------------------------------- ------------------------------------

Dominic D'Annunzio **         None                                              None

----------------------------- ------------------------------------------------- ------------------------------------
----------------------------- ------------------------------------------------- ------------------------------------
William J. Crowley, Jr.       None                                              None
----------------------------- ------------------------------------------------- ------------------------------------
----------------------------- ------------------------------------------------- ------------------------------------
James Henry                   None                                              None
----------------------------- ------------------------------------------------- ------------------------------------
----------------------------- ------------------------------------------------- ------------------------------------
William R. Rybak              None                                              None
----------------------------- ------------------------------------------------- ------------------------------------
----------------------------- ------------------------------------------------- ------------------------------------
Patricia A. Woodworth         None                                              None
----------------------------- ------------------------------------------------- ------------------------------------



* Mr. McLellan owns a Jackson National Life Insurance Company variable annuity under which his investment is allocated to the investment divisions that invest in the Funds.

** During 2005, Mr. D'Annunzio deferred a portion of his compensation as a Trustee into a Deferred Compensation Plan. The Fund has adopted a Deferred Compensation Plan whereby non-interested Trustees may defer the receipt of their compensation. Deferred amounts are invested at a rate of return equal to the rate credited under the Jackson National Life Insurance Company Fixed Rate Option.


     The beneficial interests of Mr. Fritts in shares of the Fund reflected in the foregoing table are held by him through a qualified retirement plan maintained by Jackson National Life Insurance Company for its officers and employees.

OWNERSHIP BY INDEPENDENT TRUSTEES AND INDEPENDENT TRUSTEE NOMINEES OF INTERESTS IN CERTAIN AFFILIATES OF THE TRUST

     As of December 31, 2005, none of the independent Trustees and none of the nominees for independent Trustees, nor any member of their immediate families, owned beneficially or of record any securities in an adviser or principal underwriter of any Fund, or a person directly or indirectly controlling or under common control with an investment adviser or principal underwriter of any Fund.

TRUSTEE COMPENSATION

     The Trustee who is an "interested person" receives no compensation from the Trust. Each disinterested Trustee (except the Chairman of the Board) is paid by the JNL Family of Funds an annual retainer of $40,000, as well as a fee of $5,000 for each meeting of the Board of Trustees attended. The Chairman of the Board receives an annual retainer of $60,000, as well as a fee of $5,000 for each meeting of the Board of Trustees attended. Each Trustee receives $2,500 for telephonic meetings. The Chair of the Audit Committee receives an additional annual retainer of $5,000 for his services in that capacity. The members of the Audit Committee receive $2,500 for each Audit Committee meeting. The members of the Audit Committee will receive $1,250 for telephonic Audit Committee meetings.

For the fiscal year ended October 31, 2005, the disinterested Trustees received the following fees for service as Trustee:

                                                      PENSION OR
                                                 RETIREMENT BENEFITS                           TOTAL COMPENSATION
                                                  ACCRUED AS PART OF        ESTIMATED         FROM TRUST AND FROM
                                 AGGREGATE          TRUST EXPENSES       ANNUAL BENEFITS          FUND COMPLEX
                                COMPENSATION                                   UPON
TRUSTEE                         FROM TRUST*                                 RETIREMENT
Joseph Frauenheim                 $72,500                 $0                    $0                   $72,500
Richard McLellan                  $67,500                 $0                    $0                   $67,500
Dominic D'Annunzio (1)            $75,833                 $0                    $0                   $75,833
Michael Bouchard                  $62,500                 $0                    $0                   $62,500
Michelle Engler                   $62,500                 $0                    $0                   $62,500
Steven J. Fredricks**            $124,371                 $0                    $0                  $124,371

(1) Mr. D'Annunzio deferred $37,916.66.

* The fees paid to the independent Trustees are paid for combined meetings of the Funds in the Fund Complex. The fees are allocated to the Funds and it affiliated investment companies on a pro-rata basis based on net assets.

** Mr. Fredricks' compensation is paid by the Trust for his duties as the Chief Compliance Officer of the Fund Complex.

     Neither the Trust nor any of the other investment companies in the Fund Complex has adopted any plan providing pension or retirement benefits for Trustees.

INDEPENDENT PUBLIC ACCOUNTANTS

The Audit Committee of the Board has appointed KPMG LLP ("KPMG") as the Trust's independent public accountants for the fiscal year ending October 31, 2006. Representatives of KPMG are not expected to be present at the Special Meeting.

AUDIT FEES

KPMG was paid $28,600 for 2005 and $27,600 for 2004 to perform an internal control review pursuant to SAS No. 70 related to JNAM's fund accounting procedures. For the fiscal years ended December 31, 2004 and December 31, 2005, KPMG did not provide any other non-audit services to JNAM and its affiliates that provide ongoing services to the Company, other then the SAS 70.

The Audit Committee is authorized to pre-approve non-audit services provided by the Trust's auditors, if they find it appropriate in light of their fiduciary duties and in the exercise of their good faith business judgment. The Chairman of the Audit Committee is authorized to approve audit and non-audit services for newly established fund of the Trust on the same terms as the full Audit Committee previously had approved for the then existing fund. The Audit Committee pre-approved the SAS No. 70 review described above when the Audit Committee approved KPMG as Auditors for fiscal years 2005 and 2004, and did not find provision of these services to be incompatible with maintaining the auditors independence.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS VOTE "IN FAVOR" OF THE NOMINEES FOR THE BOARD OF TRUSTEES LISTED IN PROPOSAL 1.

PROPOSAL 2: ELECTION OF INTERESTED TRUSTEE

STRUCTURE OF THE BOARD

Currently, the Board of Trustees for the Trust consists of six members. Five of the current Trustees are "Independent Trustees", i.e., they are not "interested persons" of the Trust as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). One of the Trustees is an "interested person" because of his position with Jackson and its affiliates.


Under the proposed structure, the Board will consist of nine members, one of whom would be an "interested person" and eight of whom would be Independent Trustees. The interested member (Mr. Fritts) currently is an Officer, as appropriate, of each entity in the JNL Family of Funds. Mr. Fritts indicated that he will resign his position as "Interested Trustee" effective January 1, 2007. Accordingly, the Board of Trustees of the Trust voted to nominate Mr. Mark
D. Nerud to replace Mr. Fritts. Mr. Nerud is currently Vice President, Treasurer and Chief Financial Officer of the JNL Family of Funds. The Board believes that with his experience and qualifications, he is qualified to contribute to the Board. See page 11 for more information on Mr. Nerud.


If the Interested Trustee nominee is approved by shareholders of the Fund, he will begin service on or about January 1, 2007.

REQUIRED VOTE


An affirmative vote of a majority of the shares, present in person or represented by proxy at the Meeting is required to elect the nominee. It is the intention of the persons named in the enclosed proxy to vote the shares represented by them for the election of the nominee listed above unless the proxy is marked otherwise.


THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS VOTE "IN FAVOR" OF THE NOMINEE FOR THE BOARD OF TRUSTEES LISTED IN PROPOSAL 2. OUTSTANDING SHARES

The Trustees have fixed the close of business on October 2, 2006, as the Record Date for the determination of the shareholders in the Fund entitled to vote at the Meeting. Shareholders on the Record Date will be entitled to one vote for the full share held and to a proportionate fractional vote for each fractional share. As of the Record Date, there were issued and outstanding the following number of shares for the Fund:

------------------------------------------------------------------------------- ---------------------------
FUND                                                                                SHARES OUTSTANDING
------------------------------------------------------------------------------- ---------------------------
------------------------------------------------------------------------------- ---------------------------
JNL Money Market Fund                                                                       251,161,021.40
------------------------------------------------------------------------------- ---------------------------

As of October 2, 2006, the officers and Trustees of the Trust, as a group, owned less than 1% of the then outstanding shares of the Fund.

As of October 2, 2006, the following persons beneficially owned more than 5% of the shares of the Fund indicated below:

------------------------------ ------------------------------------------- --------------------- -------------------
                                                                                                   PERCENTAGE OF
                                                                           AMOUNT OF OWNERSHIP      SHARES OWNED
FUND                           NAME AND ADDRESS
------------------------------ ------------------------------------------- --------------------- -------------------
--------------------------------------------------------------------------------------------------------------------

JNL MONEY MARKET FUND

--------------------------------------------------------------------------------------------------------------------
------------------------------ ------------------------------------------- --------------------- -------------------
                               JNL/Select Balanced Fund                         33,026,964.02          13.15%
                               1 Corporate Way
                               Lansing, MI 48951
------------------------------ ------------------------------------------- --------------------- -------------------
------------------------------ ------------------------------------------- --------------------- -------------------
                               JNL/Mellon Capital Management JNL 5 Fund         27,288,658.12          10.87%
                               1 Corporate Way
                               Lansing, MI 48951
------------------------------ ------------------------------------------- --------------------- -------------------
------------------------------ ------------------------------------------- --------------------- -------------------
                               JNL/FMR Mid-Cap Growth Fund                      16,040,185.10           6.39%
                               1 Corporate Way
                               Lansing, MI 48951
------------------------------ ------------------------------------------- --------------------- -------------------
------------------------------ ------------------------------------------- --------------------- -------------------
                               JNL/AIM Real Estate Fund                         14,154,676.90           5.64%
                               1 Corporate Way
                               Lansing, MI 48951
------------------------------ ------------------------------------------- --------------------- -------------------
------------------------------ ------------------------------------------- --------------------- -------------------
                               JNL/Mellon Capital Management Enhanced           13,200,315.05           5.23%
                               S&P 500 Stock Index Fund
                               1 Corporate Way
                               Lansing MI 48951
------------------------------ ------------------------------------------- --------------------- -------------------

                        INFORMATION ABOUT THE DISTRIBUTOR

The Trust's Distributor is JNLD, a wholly-owned subsidiary of Jackson. JNLD's principal offices are located at 8055 E. Tufts Avenue, Denver, Colorado 80237. JNLD is a wholly-owned subsidiary of Jackson.

                                 OTHER BUSINESS

The Trustees do not intend to present and do not have reason to believe that others will present any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

The Trust does not hold regular meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of shareholders should send their written proposals to the Secretary of the Trust at the address set forth on the first page of this proxy statement.

Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent meeting of shareholders will vote in their discretion with respect to proposals submitted on an untimely basis.

           SOLICITATION OF PROXIES AND SHAREHOLDER VOTING INSTRUCTIONS

The Board of Trustees has determined that the use of this Proxy Statement for the Fund is in the best interest of the Fund and its investors in light of the same matters being considered and voted on by the shareholders. In addition to the mailing of these proxy materials, voting instructions may be solicited by letter, facsimile, telephone or personal contact by officers or employees of the Trust, JNAM or officers or employees of Jackson.

JNAM, as the Trust's Administrator, has retained the services of Management Information Services ("MIS"), 61 Accord Park Drive, Norwell, Massachusetts 02061, to assist in the solicitation of voting instructions. The anticipated cost of the services to be provided by MIS in connection with this proxy solicitation and a concurrent proxy solicitation being conducted by other members of the JNL Family of Funds is approximately $900,000.

The costs of printing and mailing of the Notice, this Proxy Statement, and the accompanying voting instruction card, and the solicitation of shareholder voting instructions, will be paid by JNAM. The Trust does not expect to bear any significant expenses in connection with the Meeting or the solicitation of proxies and voting instructions.

         PROMPT EXECUTION AND RETURN OF THE ENCLOSED VOTING INSTRUCTIONS
                      FORM IS REQUESTED. A SELF-ADDRESSED,
             POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

/s/ Susan S. Rhee
Susan S. Rhee
Secretary


Dated: October 20, 2006
Lansing, Michigan

APPENDIX A

                                JNL SERIES TRUST
                           JNL INVESTORS SERIES TRUST
                              JNL VARIABLE FUND LLC
                            JNLNY VARIABLE FUND I LLC

                AUDIT COMMITTEE OF THE BOARD OF TRUSTEES/MANAGERS

                                     CHARTER

I.       PURPOSE

     The responsibilities of the Audit Committee are to assist the Board of Trustees/Managers (Funds' Board) in overseeing the Funds' independent accountants, accounting policies and procedures, and other areas relating to each Funds' auditing processes. The purposes of the Audit Committee is to assist Board oversight of (i) the integrity of the Funds' financial statements, (ii) the independent accountants' qualifications and independence, and (iii) the performance of the independent accountants.

     The function of the Audit Committee and the Board is oversight. Management of the Funds is responsible for the preparation, presentation and integrity of the Funds' financial statements. Management is responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent accountants are responsible for planning and carrying out a proper audit of the Funds' annual financial statements. The independent accountants are accountable to the Board and the Audit Committee, as representatives of the shareholders. The Board has the ultimate authority and responsibility to retain and terminate the Funds' independent accountants (subject, if applicable, to shareholder ratification).


     The Audit Committee will assist the Board by:


               1. Evaluating and assessing, and making recommendations to the Board regarding, the selection, retention or termination, as appropriate, of the Funds' independent accountants.

               2.   Monitoring the independence of the independent accountants.

               3. Considering whether the non-audit services provided by the Funds' independent accountants to the Funds, the Funds' investment adviser or any adviser affiliate that provides ongoing services to the Funds, are compatible with maintaining the independent accountants' independence;

               4. Reviewing and evaluating the qualifications and performance of the independent accountants, as well as the lead partner of the independent accountants;

               5. Evaluating and approving, if found appropriate, the terms of engagement of the Funds' independent accountants, including their fees and expenses.

               6. Pre-approving any accounting firm's engagement to render audit or non-audit services, as required by law, including applicable non-audit services provided to the Funds' investment manager and any entity in a control relationship with the investment manager that provides ongoing services to the Funds.

               7. Reviewing with the independent accountants, (i) the arrangements for, the scope of and the results of the annual audit and any special audits with the independent accountants; and (ii) the Funds' accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of key service providers.

               8. Reviewing and discussing with the independent accountants, and management of the Funds, the Funds' annual financial statements and the independent accountant's opinion thereon as well as any reports or other financial information submitted to the public or to government agencies, including any certification, report, opinion, or review rendered by the independent accountants.

               9. Considering the independent accountants' and management's judgments about, the quality and appropriateness of the Funds' accounting and financial reporting policies and its internal controls.

               10. Reviewing with the Funds' principal executive officer and/or principal financial officer in connection with required certifications on form N-CSR any significant deficiencies in the design or operation of internal controls over financial reporting or material weaknesses therein and any reported evidence of fraud involving management or other employees or employees of the investment adviser who have a significant role in the Funds' internal control over financial reporting.

               11. Reviewing, as appropriate and in consultation with management of the Funds and the independent accountants, reports or other communications submitted by the independent accountants, whether voluntary or mandated by law, including those relating to accounting policies and procedures applicable to the Funds as well as any management responses to comments relating to those policies and procedures.

               12. Discussing guidelines and policies governing the process by which management of the Funds and the relevant service providers of the Funds assess and manage the Funds' exposure to financial risk, and to discuss the Funds' most significant financial risk exposures and the steps management has taken to monitor and control such exposures.

               13. Reviewing any disagreement with management reported by the independent accountants in connection with the selection of accounting principles or the preparation of the financial statements.

               14. Investigating, when the Audit Committee deems it necessary, potential improprieties or improprieties in the Funds' operations.

               15. Establishing procedures for (i) the receipt, retention and treatment of complaints received by the Funds relating to accounting, internal accounting controls, or auditing matters, and (ii) the confidential, anonymous submission by employees of the Funds' investment adviser, administrator, principal underwriter, and any other provider of accounting related services for the Funds of concerns about accounting or auditing matters.

               16. Recommending to the Board, when the Audit Committee deems it advisable, that the independent accountants engage in specific studies and reports regarding auditing matters, accounting procedures, and tax and other matters.

               17. Meeting periodically with management of the Funds (outside the presence of the independent accountants) and with the independent accountants of the Funds (outside the presence of Fund management) to discuss any issues relating to the Funds' audited financial statements or otherwise arising from the Audit Committee's functions.

               18. Obtaining and reviewing, at least annually, a report by the Funds' independent accountants describing: (i) such independent accountants' internal quality-control procedures; and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of such independent accountants, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more
                    independent   audits   carried   out  by  such   independent
                    accountants, and any steps taken to deal with any such issues.

               19. Reviewing policies followed by the Funds' investment adviser for hiring employees or former employees of the Funds' independent accountants.

               20.  Reporting regularly to the Board.

               21.  Conducting an annual self-evaluation.

               22.  Providing  an  open  avenue  of   communication   among  the
                    independent accountants, financial and senior management and the Board.

               23.  Performing  any  other   activities   consistent  with  this
                    Charter, the Funds' By-laws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

               24.  Reviewing   and  updating  this  Charter   periodically   as
                    conditions dictate.

     The Chairman of the Audit Committee is authorized, on behalf of the Audit Committee, to pre-approve the engagement of the independent accountants previously approved by the full Audit Committee to provide, with respect to any newly established funds, the same types of audit and non-audit services on the same terms as the full Audit Committee previously approved for the existing funds. Individual projects that are not presented to the Audit Committee as part of the pre-approval process, will be subject to pre-approval by the Audit Committee Chair (or any other Audit Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $10,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

     The Audit  Committee  may act as a  Qualified  Legal  Compliance  Committee
(QLCC), as described in Section 205.2(k) of the rules of practice of the Securities and Exchange Commission (Commission), and in connection therewith have and exercise such authority and responsibility as the Board shall delegate to the Audit Committee by resolution. In acting as a QLCC, the Audit Committee shall adopt and maintain such written procedures as its deems appropriate for the confidential receipt, retention and consideration of any report of evidence of a material violation described in Section 205.3 of the rules of practice of the Commission.

     The Audit Committee will have the resources and authority to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of any one or more of the Funds, as appropriate.

II.      COMPOSITION

     The Audit Committee shall be comprised of three or more of the Trustees or Managers of the Funds, none of whom is an "interested person" of the Funds as defined in section 2(a)(19) of the 1940 Act, and each of whom shall not accept directly or indirectly any consulting, advisory or other compensation fees from the Funds (other than fees for being a board member or member of the audit any other board committee). At least one member of the Audit Committee shall have a working familiarity with basic finance and accounting practices. The Board shall determine whether any member of the Audit Committee is an "audit committee financial expert," as defined by the Securities and Exchange Commission. Unless a Chair is elected by the Board, the members of the Audit Committee may designate a Chair by majority vote of the full Audit Committee membership.


III.     MEETINGS

     The Audit Committee shall meet as frequently as it deems necessary to discharge its duties, with or without prior written notice. The Audit Committee will meet at least annually with the Funds' management and the independent accountants in separate executive sessions to discuss any matters that the Audit Committee or each of these groups believe should be discussed privately.


     The Audit Committee may, if it deems appropriate, meet by telephone conference (or any other means by which each member of the Audit Committee may hear and be heard by the other members of the Audit Committee), and any action taken at such a meeting shall have the same effect as an action taken at a meeting held in person with due notice.


     The Audit Committee also may, if it deems appropriate, act by unanimous consent in writing without a meeting and, upon counterparts evidencing the written consent of each member of the Audit Committee being filed with the records of the Audit Committee, such action shall have the same effect as an action taken at a meeting held in person with due notice.



Adopted May 13, 2004, and amended December 13, 2005.
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       JNL INVESTORS SERIES TRUST








                                                                                                                        PROXY CARD
                                                                                                         JNL INVESTORS SERIES TRUST
                                                                                                    SPECIAL MEETING OF SHAREHOLDERS
                                                                                                                   DECEMBER 1, 2006

The undersigned hereby appoints Susan S. Rhee and Patrick Garcy, and each of them, with full power of substitution, as proxies to vote all shares of JNL Investors Series Trust (the "Trust") that the undersigned is entitled in any capacity to vote at the Special
Meeting of Shareholders to be held at 1 Corporate Way, Lansing, Michigan 48951 at 10:00 a.m., Eastern Time, December 1, 2006, and
any adjournments thereof, as indicated on reverse and in their discretion upon such other matters as may properly come before the
Meeting.
Voting pursuant to this proxy card will be as specified. If no specification is made as to an item, voting will be for such item.
A separate proxy card is provided for each JNL Investors Series Trust Portfolio in which you held shares as of October 2, 2006.
Please sign, date, and return all proxy cards received in the enclosed postage-paid envelope.


                                                                                         Date: ______________________, 2006

                                                                                GRAPHIC OMITTED (BOX)


                                                                                Signature(s)                      (SIGN IN THE BOX)

                                                                                Please  sign  exactly as name  appears  hereon.  If
                                                                                Variable  Contracts  are held in the name of two or
                                                                                more      persons,      both      should      sign.
                                                                                Attorneys-in-fact,    executors,    administrators,
                                                                                etc.  should so indicate.  If the Contract owner is
                                                                                a corporation or  partnership,  please sign in full
                                                                                corporate  or   partnership   name  by   authorized
                                                                                person.

                                                                                                                     JNL INV pk - R
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                                                  PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]
                                                  PLEASE DO NOT USE FINE POINT PENS.



THESE VOTING INSTRUCTIONS ARE JOINTLY SOLICITED BY JACKSON NATIONAL LIFE INSURANCE COMPANY AND JACKSON NATIONAL LIFE INSURANCE
COMPANY OF NEW YORK. The Board unanimously recommends that shareholders vote FOR election of the nominated Trustees.


1. To vote on the election of Independent Trustees to the Board of Trustees:            FOR         WITHHOLD        FOR ALL
                                                                                        ALL           ALL           EXCEPT*
   Nominees:  (01)  Michael Bouchard            (05) James Henry
              (02)  Williams J. Crowley, Jr.    (06) Richard McLellan                   [ ]           [ ]             [ ]
              (03)  Dominic D'Annunzio          (07) William R. Rybak
              (04)  Michelle Engler             (08) Patricia A. Woodworth

   *To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and write the nominee's number on the line provided.

   _________________________________________________________________________            FOR         WITHHOLD

2. To vote on the  election  of one  Interested  Trustee to replace an  existing        [ ]           [ ]
   Interested Trustee:
   Nominee: Mark D. Nerud


3. To transact such other business as may properly come before the Meeting or any adjournment thereof.




                    PLEASE SIGN AND DATE ON THE REVERSE SIDE.                                           JNL INV pk - R

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